Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Capitala Finance Corp. (the “Company”) for the annual period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), I, Stephen A. Arnall, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2020
/s/ Stephen A. Arnall

Stephen A. Arnall
Chief Financial Officer
(Principal Financial Officer)
Capitala Finance Corp.